UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 2, 2011
Kennametal Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-5318 (Commission File Number)	25-0900168 (IRS Employer Identification No.)

World Headquarters 1600 Technology Way P.O. Box 231 Latrobe, Pennsylvania	15650-0231 (Zip code)
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(724) 539-5000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On March 2, 2011, the Board of Directors (the “Board”) of Kennametal Inc. (the “Company”) elected William J. Harvey to serve as a Director of the Third Class, with a term to expire at the Company’s Annual Meeting of the Shareowners in October 2011. He will serve as a member of the Nominating / Corporate Governance Committee and the Compensation Committee.
Mr. Harvey is President of DuPont Packaging and Industrial Polymers, a multi-billion dollar global business unit of E. I. DuPont de Nemours & Company (NYSE: DD). DuPont is a global leader in science and innovation across a range of disciplines, including agriculture and industrial biotechnology, chemistry, biology, materials science and manufacturing.
Mr. Harvey is eligible to participate in all compensation plans applicable to non-employee members of the Board, as described in the Company’s definitive proxy statement filed on September 13, 2011. He is also entitled to reimbursement of reasonable out-of-pocket expenses incurred in connection with his service on the Board and his attendance at Board and Committee meetings.
Mr. Harvey entered into an Indemnification Agreement with the Company in the form previously approved by the Board. Under the Indemnification Agreement, a form of which was filed as Exhibit 10.2 to the Form 8-K filed by the Company on March 22, 2005 and is incorporated herein by reference, Mr. Harvey will be entitled to be held harmless and indemnified by the Company against liability other than for willful misconduct or recklessness. The Indemnification Agreement also provides for the advancement of expenses.
There are no arrangements or understandings between Mr. Harvey and any other person pursuant to which Mr. Harvey was appointed to the Board. Mr. Harvey has not entered into any transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.
A copy of the press release announcing the appointment of Mr. Harvey is furnished hereto as Exhibit 99.1. The information in the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press release dated March 3, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENNAMETAL INC.
Registrant
Date: March 8, 2011	By:	/s/ Kevin G. Nowe
Kevin G. Nowe
Vice President, Secretary and General Counsel

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